UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A” of Avery Dennison Corporation, a Delaware corporation (the “Company”), which was originally filed with the Securities and Exchange Commission on July 1, 2013 (the “Form 8-K”), is being filed solely to include the pro forma financial information required by Item 9.01(b) which was excluded from the Form 8-K pursuant to Item 9.01(b).  Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The unaudited Pro Forma Consolidated Statements of Income for the three months ended March 30, 2013 and March 31, 2012 and years ended December 29, 2012, December 31, 2011 and January 1, 2011; the unaudited Pro Forma Consolidated Balance Sheet as of March 30, 2013; and the notes to the unaudited pro forma financial statements are included as Exhibit 99.1 of this Form 8-K/A.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Transaction been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma consolidated financial statements and the accompanying notes should be read together with the Company’s (i) audited consolidated financial statements and accompanying notes as of and for the year ended December 29, 2012, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 29, 2012 and (ii) unaudited consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 30, 2013.

(d) Exhibits.

99.1                                                Unaudited Pro Forma Consolidated Statements of Income for the three months ended March 30, 2013 and March 31, 2012 and years ended December 29, 2012, December 31, 2011 and January 1, 2011, and Unaudited Pro Forma Consolidated Balance Sheet as of March 30, 2013.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report on Form 8-K/A and in Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; the financial condition and inventory strategies of customers; changes in customer order patterns; worldwide and local economic conditions; fluctuations in cost and availability of raw materials; ability of the company to generate sustained productivity improvement; ability of the company to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; integration of acquisitions and completion of pending dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the company to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; changes in political conditions; impact of epidemiological events on the economy and the company’s customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.

The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products; (2) competitors’ actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume.

For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s 2012 Form 10-K, filed on February 27, 2013 with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this Form 8-K/A are made only as of the date of this Form 8-K/A, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: July 5, 2013
	By:	/s/ Mitchell R. Butier
Name: Mitchell R. Butier
Title: Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1

Unaudited Pro Forma Consolidated Statements of Income for the three months ended March 30, 2013 and March 31, 2012 and years ended December 29, 2012, December 31, 2011 and January 1, 2011, and Unaudited Pro Forma Consolidated Balance Sheet as of March 30, 2013.